UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                             _____________________


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 1, 2004


                             Wynn Resorts, Limited
            (Exact Name of Registrant as Specified in its Charter)


          Nevada                        000-50028                46-0484987
(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
     Incorporation)                                         Identification No.)


       3131 Las Vegas Boulevard South
             Las Vegas, Nevada                                     89109
  (Address of Principal Executive Offices)                      (Zip Code)


                                (702) 770-7555
             (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01    Entry into a Material Definitive Agreement

On September 1, 2004, Wynn Las Vegas, LLC, a subsidiary of the Registrant, entered into an Acknowledgement and Agreement with General Electric Capital Corporation, The CIT Group/Equipment Financing and Bank of America, N.A., Nevada Branch, as lenders, and Wells Fargo Bank, National Association, as collateral agent, pursuant to which the lenders approved certain provisions of the Fourth Amendment to Loan Agreement, dated as of July 21, 2004 (the "Fourth Amendment"), among Wynn Las Vegas, LLC, as borrower, Wells Fargo Bank, National Association, as collateral agent, and the following lenders: Societe Generale, Bank of America, N.A., GMAC Commercial Mortgage Corporation, The CIT Group/Equipment Financing, Inc., Ares VII CLO Ltd., Ares VII CLO Ltd., Ableco Finance LLC, A3 Funding LP and A4 Funding LP. As part of such approval, certain of the lenders agreed to make an additional $10.0 million available to Wynn Las Vegas under its existing FF&E facility to be applied towards the purchase price of a replacement corporate aircraft. As a result, the conditions set forth in the Fourth Amendment relating to the draw of such funds were satisfied, and on September 1, 2004 Wynn Las Vegas, LLC drew upon this additional $10.0 million of availability to recoup a portion of the purchase price of the Boeing business jet it purchased in June 2004.

Item 9.01    Financial Statements and Exhibits

         (c) Exhibits

             Exhibit
             Number        Description
             -------       -----------

              10.1 Fourth Amendment to Loan Agreement, dated as of July 21, 2004, among Wynn Las Vegas, LLC, Wells Fargo Bank, National Association and the lenders named therein.

              10.2 Acknowledgement and Agreement, dated as of September 1, 2004, among Wynn Las Vegas, LLC, Wells Fargo Bank National Association and the lenders named therein.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 8, 2004

                                              Wynn Resorts, Limited


                                              By: /s/ John Strzemp
                                                 -------------------------
                                                  John Strzemp
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

              10.1 Fourth Amendment to Loan Agreement, dated as of July 21, 2004, among Wynn Las Vegas, LLC, Wells Fargo Bank, National Association and the lenders named therein.

              10.2 Acknowledgement and Agreement, dated as of September 1, 2004, among Wynn Las Vegas, LLC, Wells Fargo Bank National Association and the lenders named therein.